UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-4625

Midas Special Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

Thomas B. Winmill, President
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 1/1/07 - 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Midas Special Fund • Midas Fund • Midas Dollar Reserves

MIDAS FUNDS

Discovering Opportunities®

DECEMBER 31, 2007
ANNUAL REPORT

APPLICATION INSIDE

Midas Special Fund	Midas

LETTER TO OUR SHAREHOLDERS	1

PORTFOLIO COMMENTS

Midas Fund	2
Midas Special Fund	3
Midas Dollar Reserves	4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	5

SCHEDULE OF INVESTMENTS AND ALLOCATION OF HOLDINGS

Midas Fund	6
Midas Special Fund	7
Midas Dollar Reserves	8

FINANCIAL STATEMENTS

Financial Statements	9
Notes to Financial Statements	13
Financial Highlights	19

SUPPLEMENTAL INFORMATION

About Your Funds’ Expenses	21
Directors and Officers of the Funds	22
Midas In The News	24
Midas Funds Online	25
New Account Application	26

Midas Fund Seeks primarily capital appreciation and protection against inflation and secondarily current income through investments in precious metals and natural resources companies.

Midas Special Fund Invests aggressively for capital appreciation in any security in any sector.

Midas Dollar Reserves A money market fund investing in securities issued by the U.S. Government, its agencies and instrumentalities. Free, unlimited, check writing with only a $250 minimum per check.

To Our Shareholders

Times like these reward quality investing! In our last letter to shareholders, we warned that there may be some “clouds” on the horizon – and the financial storm certainly did come. As central banks in many nations increased interest rates to head off inflation, the growth momentum of their economies seemed to stall. In the United States, higher interest rates burst the residential real estate bubble and its negative effect spilled over to the sub-prime mortgage market. Financial markets around the world fell.

I invite you to read the following letters to shareholders of each of the Funds to see for yourself the gratifying results of the Midas quality approach to investing.

The Benefits of Diversification

We think sunny days for investors will return and the wait can be made easier by holding quality investments that can weather a temporary market or economic downturn. Moreover, predictably volatile financial markets mean that most investors should consider diversifying their portfolios. We would suggest that you consider some or all of the Midas Funds, which combined can balance the returns offered by precious metals, general equities, and U.S. Government money market investments. Midas also offers an excellent free service to make regular investing safe and convenient. For regular automatic investing, the free Midas Bank Transfer Plan will transfer, at the same time each month for as long as you like, a fixed amount of money from your bank account to your Midas Funds account for investment in whichever Fund you designate. You should then periodically review your overall portfolio.

Fund	Midas Dollar Reserves

As with most Midas services, there is no charge or penalty to change or discontinue the Midas Bank Transfer Plan. Investing the same amount regularly, known as “dollar cost averaging,” can reduce the anxiety of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy.

Predicting the Future?

We cannot predict the future of the markets, and we are skeptical of those who try to do so. Reacting to every news item and rapidly shifting money between stocks, bonds, industries, and sectors seldom seems to work. Instead, we recommend a long term approach with a diversified portfolio of Midas Funds. Although it does not eliminate the risk of potential loss, as noted above, it can help lessen the anxiety of getting started.

Markets do evolve meaningfully over the long term, however, and so the Midas Funds have a flexible investing approach, an important advantage in formulating successful portfolio strategies. Further, the Midas Funds remain focused on quality companies with unique combinations of strength in operations, finances, and products. With our disciplined and flexible analytical process, we continue to seek attractive investments that offer the potential for rewarding returns across varied economic cycles.

Personal Investment Success

Means Planning for the Future

Although we can’t predict the future, our experience over the last three decades has convinced us that personal investment planning for the future can be successful by following three simple steps.

First, commit to a long term investing approach.

Second, follow a regular investment plan as described above.

Third, manage your investment risk by diversifying among the three Midas Funds: Midas Special Fund for longer term, stock market oriented objectives, Midas Dollar Reserves for income, short term liquidity, and check writing, and Midas Fund for precious metals capital appreciation and as a hedge against inflation. As you invest in the Midas Funds for your future, we will remain committed over the years ahead to discovering opportunities to achieve the investment objectives of the Funds.

If you have any questions, we will be happy to assist you without any obligation on your part. Please call us at 1-800-400-MIDAS (6432), or visit www.MidasFunds.com.

Sincerely,

Thomas B. Winmill
President

Midas Fund

COMMENTARY

We are very pleased to welcome new shareholders attracted to Midas Fund’s track record of past performance, its policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources, and its no-charge shareholder services, including free switching among Midas Fund, Midas Dollar Reserves, and Midas Special Fund.

Midas Fund achieved a solid return of 31.70% for 2007, a satisfying result after being up 44.02% in 2006 and up 39.72% in 2005. We are also pleased to note the Fund’s performance relative to the Philadelphia Gold and Silver Sector Index of stocks, which rose only about 22% in 2007, 11% in 2006, and 29% in 2005. But since Midas Fund was down 2.72% in 2004, we wish to remind our shareholders that, while long term investing can be rewarding, it also inevitably includes frustrating periods as well.

Strategy Review and Outlook

After dropping in January 2007, gold rose to trade in a range generally between $650/oz to $700/oz for the next eight months of the year. Then in September, as worldwide credit markets weakened, gold prices increased to a new range in the last quarter of the year, mostly between $725 and $825/oz. Gold’s 2007 average price was $695/oz, a 15% increase over the 2006 average ($604/oz), representing the highest annual average ever and the 6th consecutive average price increase. After finishing the year at $834/oz, gold started 2008 by breaking through the prior all time high of $850/oz, set in 1980, recently trading above $910/oz.

TOP 10 HOLDINGS

AS OF DECEMBER 31, 2007

1	Golden Cycle Gold Corporation

2	Freeport McMoRan Copper & Gold Inc.

3	Pan American Silver Corp.

4	Goldcorp, Inc.

5	Chevron Corp

6	Yamana Gold, Inc.

7	First Quantum Minerals Ltd.

8	Anglo Platinum Ltd.

9	Kinross Gold Corp.

10	Impala Platinum Holdings Ltd.

2007 saw gold emerge as an “alternative currency” to the U.S. dollar. We believe that explains why gold rose 32% in U.S. dollar terms, but in terms of foreign currencies, gold’s 2007 rise was somewhat less dramatic – for example 18% in euro terms and 13% in Canadian dollar terms. To the extent U.S. government and consumer debt levels remain high and inflation increases, we believe the positive role of gold investing for Americans will continue.

Among other precious metals, platinum performed best in 2007 – up 34% – silver increased 15%, while palladium increased only 10%. Prices for many base metals, energy, and other commodities performed well in the first half of the year as global economic growth and demand for commodities continued, but dropped in the second half as new supply became available and concern grew that a possible U.S. recession would cut demand.

Seeking quality companies with growth potential, Midas Fund’s strategy in the current environment of economic gains – despite turmoil in credit markets – was to construct its portfolio with companies of financial strength, strong management, and robust project development plans. Midas broadened its metals focus to include more silver and platinum companies, as market demand appeared to enhance their business prospects. The Fund sought to limit its holdings of smaller companies to those judged attractive enough to receive a high bid in an acquisition by a larger company. Large mining companies producing gold, silver, platinum, or energy, as well as takeover targets, contributed most to returns in the year, while smaller operations and uranium companies underperformed.

By carefully assessing company reports and management statements, the Fund seeks to position its portfolio in those companies most likely to achieve revenue and production growth objectives and future profitability, notwithstanding industry-wide cost inflation. At this time, the Fund is positioned to capitalize on rising gold, platinum, and silver prices, and may also benefit from increases in certain commodities prices, including coal and copper.

Midas Special Fund

COMMENTARY

It is a pleasure to submit this 2007 Annual Report for Midas Special Fund, and to welcome new shareholders who find the Fund’s aggressive and flexible investment approach attractive. The Fund’s total return in 2007 was 14.28%, a gratifying performance, particularly when compared to the S&P 500 Index, which returned only 5.49% in the year.

Midas Special Fund invests aggressively for capital appreciation, using a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or industry sector. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively.

Markets and the Fund’s Capital Appreciation Strategies

In the first half of 2007 some markets reached medium term highs, despite a weaker economic outlook and indications that global growth may have peaked. Share buy backs and merger activity bolstered returns. In the second half of 2007 concerns rose over tightening credit and the housing slump, however, and stock and bond markets fell, negatively affecting ongoing market sentiment. In these market conditions, the Fund’s strategy was to de-emphasize health care, reduce leverage slightly, and broaden its holdings to include quality companies with attractive valuations in finance, insurance, wholesaling, and data processing. By year end, Midas Special Fund’s holdings included the stocks of some of the largest and best known U.S. companies in insurance, technology, banking, and finance.

Seasonal Investing Strategy

To achieve its objective, Midas Special Fund may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior related to accounting periods, tax events, holidays, and other factors. During periods anticipated to be less favorable, and from time to time, the Fund may take a defensive position in high grade, short term, liquid securities and/or by selling securities short.

Looking ahead, whether the current pause in the economy will become a full fledged recession is unclear. Recent reports indicated that U.S. wholesalers’ inventories rose higher in November than expected, while sales surged by the most in two years. These data suggest that the retail economy is strengthening. At the same time, the U.S. unemployment rate recently rose to 5%, a level which is often associated with the advent of recessions. Some economists are forecasting the unemployment rate to rise in 2008 to 5.1% by June and 5.2% by December. Meanwhile, U.S. inflation rose to a two year high of 4.1% in November, and 2008 inflation expectations appear to be increasing, although modestly, as shown by a recent Dow Jones survey. In any event, our current view of markets suggests that the Fund may benefit during 2008 from a flexible and quality portfolio selection strategy.

Tax Advantaged Retirement Accounts

Midas Special Fund will pursue its capital appreciation objective aggressively as financial market conditions evolve, seeking to discover long term opportunities for attractive investment - whether due to a changing outlook for the prospects of a particular company or an industry sector generally. Since these strategies may reflect longer term wealth building goals, we believe the Fund can be especially appropriate for tax advantaged retirement accounts. Of course, we also would be very pleased to discuss with you any questions you may have. Call us at 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be glad to assist you, as always, without obligation on your part.

TOP 10 HOLDINGS

AS OF DECEMBER 31 , 2007

1	Berkshire Hathaway Inc. Class B

2	MasterCard, Inc.

3	Google Inc.

4	Reynolds American, Inc.

5	ConocoPhillips

6	Leucadia National Corp.

7	JPMorgan Chase & Co.

8	The Goldman Sachs Group Inc.

9	Johnson & Johnson

10	Canadian Natural Resources Ltd.

Midas Dollar Reserves

COMMENTARY

We are pleased to submit this Annual Report for the year ended December 31, 2007 and to welcome new shareholders who have made their initial investment since our last Report. The Fund’s all-weather income and safety conscious approach, plus free check writing and transfers among the Midas Funds, make it an ideal vehicle for a program of steady monthly investing, or as an easily accessible haven for proceeds from sales of other assets. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities (U.S. Government Securities). The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

Investment Strategy and Market Report

The second half of 2007 has seen the financial markets in the United States and in a number of other developed countries under pressure. According to Federal Reserve Chairman Ben S. Bernanke, economic turmoil in the housing and other industry sectors has negatively affected investor sentiment. As investors attempt to grapple with new economic data and market commentary on future earnings, asset values, and consumer demand, financial markets have seen sharp monthly, weekly, and even daily swings.

TOP 10 HOLDINGS

AS OF DECEMBER 31 , 2007

1	Freddie Mac, due 2/04/08

2	Federal Home Loan Bank, due 1/09/08

3	Federal Home Loan Bank, due 2/06/08

4	Federal National Mortgage Association, due 2/08/08

5	Federal Home Loan Bank, due 2/01/08

6	Federal National Mortgage Association, due 2/29/08

7	Federal Home Loan Bank, due 1/02/08

8	Federal National Mortgage Association, due 2/26/08

9	Federal Home Loan Bank, due 1/30/08

10	Federal National Mortgage Association, due 1/03/08

To help address the significant strains in short term money markets, the Federal Reserve has taken a range of steps. Notably, on August 17, the Federal Reserve Board cut the discount rate – the rate at which it lends directly to banks by one half a percent. Also, the Federal Reserve’s Open Market Committee cut its target for the federal funds rate by one half a percent at its September meeting and by one quarter of a percent each at the October and December meetings. Mr. Bernanke has stated that the “Fed” took these actions to help offset tightening credit and the housing slump.

Considering these economic conditions and market trends, Midas Dollar Reserves’ investment strategy was to focus on money market obligations of the U.S. Government, its agencies and instrumentalities offering relative safety while maintaining a conservative average maturity over the course of the year of approximately 38 days. Looking ahead, we are concerned that the U.S. trade deficit in November rose to the highest level in 14 months. The Commerce Department reported that the trade deficit, the gap between imports and exports, jumped by 9.3% to $63.1 billion.

Steady Investment and Long Term Goals

The Fund’s average seven day income yield, net of expenses for the year 2007, was an attractive 3.92%. Given current economic trends, Midas Dollar Reserves’ steady investment approach may have added appeal in the year ahead.

To help investors get started with a regular plan of setting amounts aside to meet long term financial goals, the Fund offers automatic investing through the Midas Bank Transfer Plan. A simple form for this free service is available for printing at www.MidasFunds.com. For further information and assistance with this and Midas’ other free shareholder services, please give us a call at 1-800-MIDAS (6432) and we will help you get started.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of

Midas Fund, Inc.

Midas Special Fund, Inc.

Midas Dollar Reserves, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of Midas Fund, Inc., Midas Special Fund, Inc., and Midas Dollar Reserves, Inc. as of December 31, 2007, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., Midas Special Fund, Inc., and Midas Dollar Reserves, Inc. as of December 31, 2007, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the five years presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2008

Midas Fund, Inc.

Schedule of Portfolio Investments - December 31, 2007

COMMON STOCKS AND WARRANTS (99.02%)

Common Stocks (98.52%)

Shares		Value
Major Precious Metals Producers (19.78%)
65,000	Anglo Platinum Ltd.	$9,606,293
350,000	Goldcorp Inc.	11,875,500
250,000	Impala Platinum Holdings Ltd.	8,678,523
500,000	Kinross Gold Corp. (a)	9,200,000
800,000	Yamana Gold, Inc.	10,352,000

		49,712,316
Intermediate Precious Metals Producers (19.34%)
100,000	Agnico-Eagle Mines Ltd.	5,463,000
1,000,000	Golden Star Resources Ltd. (a)	3,160,000
550,000	Hochschild Mining PLC	4,740,247
350,700	IAMGold Corp.	2,840,670
2,723,333	Lihir Gold Limited (a)	8,494,076
350,000	Pan American Silver Corp. (a)	12,225,500
200,000	Randgold Resources Limited (b)	7,426,000
450,000	Silvercorp Metals, Inc.	4,276,812

		48,626,305
Junior Precious Metals Producers (13.16%)
1,964,500	Golden Cycle Gold Corp. (a)(d)	20,037,900
407,675	Jaguar Mining, Inc. (a)	4,871,716
1,500,000	Metallica Resources, Inc. (a)	8,175,000

		33,084,616
Exploration and Project Development Companies (20.37%)
1,400,000	Andean Resources Ltd. (a)	2,609,929
1,000,000	Aurelian Resources, Inc. (a)	7,781,155
500,000	Comaplex Minerals Corp. (a)	2,978,723
1,300,000	Equinox Minerals Ltd. (a)	7,217,832
1,125,000	Etruscan Resources Inc. (a)	2,507,599
7,000,000	Farallon Resources Ltd. (a)	4,929,078
1,000,000	Great Basin Gold Ltd. (a)	2,660,000
180,000	Guyana Goldfields (a)	1,319,453
37,699	Ivanhoe Nickel & Platinum Ltd. (e)	—
400,000	Minefinders Corporation Ltd. (a)	4,520,000
600,000	Northern Dynasty Minerals Ltd. (a)	7,878,000
199,500	Pelangio Mines Inc. (a)	544,635
550,000	Olympus Pacific Minerals, Inc. (a)	246,581
2,700,000	Ridge Mining PLC (a)	6,019,108

		51,212,093
Other Natural Resources Companies (25.87%)
154,700	Anglo American PLC (b)	4,698,239
400,000	Anvil Mining Ltd. (a)	6,186,424
847	Areva	972,069
100,000	BHP Billiton Ltd. (b)	7,004,000
894,000	Brilliant Mining Corp. (a)	1,209,210
115,000	Chevron Corp.	10,732,950
300,000	Endeavour Mining Capital Corp.	2,677,812
115,000	First Quantum Minerals	9,909,574
120,000	Freeport McMoRan Copper & Gold, Inc.	12,292,800
28,100	Harry Winston Diamond Corp.	917,746
725,000	Mercator Minerals Ltd. (a)	6,655,015
50,000	Teck Cominco Ltd.	1,785,500

		65,041,339

	Total common stocks (cost: $196,004,915)	247,676,669
Warrants (0.50%) (a)
562,500	Etruscan Resources Inc., expiring 11/02/10	287,804
300,000	Great Basin Gold Ltd., expiring 4/19/09	165,000
100,000	IAMGOLD Corp., expiring 8/12/08	71,935
100,000	Kinross Gold Corp., expiring 9/7/11	281,155
50,000	New Gold, Inc., expiring 2/23/08	1,140
275,000	Siver Eagle Mines, Inc., expiring 10/31/08 (e)	—
84,375	Yamana Gold Inc., expiring 11/20/08	451,368

	Total warrants (cost: $129,310)	1,258,402

Money Market Fund (0.83%)
2,088,515	Midas Dollar Reserves, Inc., 3.05% (cost $2,088,515) (c)(d)	2,088,515

Total investments (cost: $198,222,740) (99.85%)		251,023,586
Other assets in excess of liabilities (0.15%)		370,499

Net assets (100.00%)		$251,394,085

(a)	Non-income producing.

(b)	American Depositary Receipt.

(c)	Rate shown is the 7-day yield as of December 31, 2007.

(d)	Affiliated company (Note 5).

(e)	Security is valued at fair value using methods determined by the Board of Directors.

See notes to financial statements.

Midas Special Fund, Inc.

Schedule of Portfolio Investments - December 31, 2007

COMMON STOCKS (115.82%)

Shares		Value
Cigarettes (6.93%)
18,200	Reynolds American Inc.*	$1,200,472
Crude Petroluem & Natural Gas (4.22%)
10,000	Canadian Natural Resources Ltd.	731,400
Data Processing and Preparation (3.08%)
12,000	Automatic Data Processing, Inc.	534,360
Fire, Marine & Casualty Insurance (38.19%)
1,050	Berkshire Hathaway, Inc. (a) *	4,972,800
20,000	Leucadia National Corporation*	942,000
14,000	Loews Corp.	704,760

		6,619,560
Holding Companies (3.70%)
18,000	Brookfield Asset Management Inc.	642,060
Metal Ores (2.21%)
25,000	Franco-Nevada Corp. (a)	383,739
National Commercial Banks (4.89%)
19,400	JP Morgan Chase & Co.*	846,810
Operative Builders (2.25%)
25,000	Hovnanian Enterprises, Inc. (a)	179,250
20,000	Pulte Homes, Inc.	210,800

		390,050
Petroleum Refining (5.50%)
10,800	ConocoPhillips*	953,640
Pharmaceutical Preparations (4.23%)
11,000	Johnson & Johnson*	733,700
Retail - Lumber & Other Building Materials Dealers (4.81%)
15,000	The Home Depot, Inc.	404,100
19,000	Lowe’s Companies, Inc.	429,780

		833,880
Security Brokers, Dealers & Flotation Companies (8.21%)
8,000	Legg Mason, Inc.	585,200
3,900	The Goldman Sachs Group, Inc.	838,695

		1,423,895
Services - Business Services (12.42%)
10,000	MasterCard, Inc.*	2,152,000
Services - Computer Programming, Data Processing, Etc. (7.98%)
2,000	Google, Inc. - Class A (a) *	1,382,960
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (3.18%)
7,500	Procter & Gamble Company	550,650
Variety Stores (4.02%)
10,000	Costco Wholesale Corp.	697,600

Total common stocks (cost: $14,188,101) (115.82%)		20,076,776
Liabilities in excess of cash and other assets (-15.82%)		(2,742,950)

Net assets (100.00%)		$17,333,826

(a)	Non-income producing.

*	Fully or partially pledged as collateral on bank credit facility.

See notes to financial statements.

Midas Dollar Reserves, Inc.

Schedule of Portfolio Investments - December 31, 2007

U.S. GOVERNMENT AGENCIES (97.47%)

Principal Amount		Yield*	Value**
Federal Home Loan Bank (61.28%)
$960,000	Federal Home Loan Bank, due 1/02/08	4.566%	$959,878
700,000	Federal Home Loan Bank, due 1/03/08	4.640%	699,819
175,000	Federal Home Loan Bank, due 1/04/08	4.170%	174,939
1,335,000	Federal Home Loan Bank, due 1/09/08	4.310%	1,333,721
340,000	Federal Home Loan Bank, due 1/11/08	4.260%	339,598
610,000	Federal Home Loan Bank, due 1/15/08	4.260%	608,989
625,000	Federal Home Loan Bank, due 1/16/08	4.340%	623,870
600,000	Federal Home Loan Bank, due 1/25/08	4.300%	598,280
500,000	Federal Home Loan Bank, due 1/25/08	4.320%	498,604
770,000	Federal Home Loan Bank, due 1/30/08	4.315%	767,323
1,000,000	Federal Home Loan Bank, due 2/01/08	4.280%	996,315
1,300,000	Federal Home Loan Bank, due 2/06/08	4.080%	1,294,696

			8,896,032
Federal National Mortgage Association (23.67%)
1,100,000	Federal National Mortgage Association, due 2/08/08	4.200%	1,095,123
530,000	Federal National Mortgage Association, due 2/11/08	4.280%	527,417
825,000	Federal National Mortgage Association, due 2/26/08	4.210%	819,597
1,000,000	Federal National Mortgage Association, due 2/29/08	4.210%	993,099

			3,435,236
Freddie Mac Discount Notes (12.52%)
$1,400,000	Freddie Mac Discount Note, due 2/04/08	4.230%	1,394,407
425,000	Freddie Mac Discount Note, due 2/07/08	4.180%	423,157

			1,817,564

Total investments (cost: $14,148,832) (97.47%)			14,148,832
Other assets in excess of liabilities (2.53%)			367,401

Net assets (100.00%)			$14,516,233

*	Represents discount rate at date of purchase for discount securities, or coupon for coupon-bearing securities.

**	Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

See notes to financial statements.

Statements of Assets and Liabilities

December 31, 2007	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Assets
Investments at cost
Non-affiliated	$193,074,192	$14,188,101	$14,148,832
Affiliated	5,148,548	—	—

Total investments at cost	$198,222,740	$14,188,101	$14,148,832

Investments at value
Non-affiliated	$228,897,171	$20,076,776	$14,148,832
Affiliated	22,126,415	—	—

Total investments at value	251,023,586	20,076,776	14,148,832

Cash	316	—	403,353
Receivables:
Fund shares sold	1,197,642	50	—
Dividends and interest	51,147	20,412	—
Investments sold	22,112	—	—
Other assets	53,240	9,381	8,726

Total assets	252,348,043	20,106,619	14,560,911

Liabilities
Fund shares redeemed	409,851	707	—
Accrued expenses	263,392	83,060	41,940
Management and distribution fees payable	252,416	24,478	—
Administrative services payable	28,299	2,944	2,738
Bank credit facility	—	1,601,183	—
Payable for investments purchased	—	1,060,421	—

	953,958	2,772,793	44,678

Net assets	$251,394,085	$17,333,826	$14,516,233

Shares outstanding, $0.01 par value	44,571,406	906,190	14,515,756
Net asset value, offering, and redemption price per share	$5.64	$19.13	$1.00
At December 31, 2007, net assets consisted of:
Paid in capital	$280,741,651	$17,325,920	$14,516,199
Accumulated undistributed net investment income (loss)	(2,626,520)	(266)	252
Accumulated net realized loss on investments	(79,521,900)	(5,880,502)	(218)
Net unrealized appreciation on investments and foreign currencies	52,800,854	5,888,674	—

	$251,394,085	$17,333,826	$14,516,233

See notes to financial statements.

Statements of Operations

For the Year Ended December 31, 2007	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Investment income
Dividends - non-affiliates	$1,670,514	$200,483	$—
Dividends - affiliates	1,299	883	—
Foreign tax withholding	(45,139)	(972)	—
Interest	8,412	—	693,049

Total investment income	1,635,086	200,394	693,049

Expenses
Investment management	1,918,084	157,597	68,436
Interest and fees on bank credit facility	1,076,715	140,391	644
Distribution	481,196	165,825	34,218
Transfer agent	481,047	82,794	42,376
Administrative services	154,805	13,090	12,070
Legal	125,600	17,910	16,520
Bookkeeping and pricing	85,940	22,710	25,975
Printing and postage	81,535	9,705	3,150
Registration	81,331	22,595	21,950
Custodian	72,920	3,524	4,436
Insurance	52,790	5,119	4,537
Auditing	29,090	21,900	20,277
Directors	25,885	7,670	3,650
Other	25,377	3,214	2,892

Total expenses	4,692,315	674,044	261,131
Expense reductions	(8,927)	(292)	(1,507)
Waived investment management and distribution fees	—	—	(102,654)

Net expenses	4,683,388	673,752	156,970

Net investment income (loss)	(3,048,302)	(473,358)	536,079

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss)
Sale of investments	35,034,803	2,749,580	327
Foreign currencies	4,051,980	(266)	—
Short sales	1,201,163	—	—
Net unrealized appreciation (depreciation) of investments	8,271,826	(131,364)	—

Net realized and unrealized gain on investments and foreign currencies	48,559,772	2,617,950	327

Net increase in net assets resulting from operations	$45,511,470	$2,144,592	$536,406

See notes to financial statements.

Statements of Changes in Net Assets

	Midas Fund		Midas Special Fund		Midas Dollar Reserves
For the Years Ended December 31,	2007	2006	2007	2006	2007	2006
Operations
Net investment income (loss)	$(3,048,302)	$(2,390,407)	$(473,358)	$(367,194)	$536,079	$523,379
Net realized gain (loss) from sale of investments and foreign currencies	40,287,946	18,014,411	2,749,314	(385,489)	327	(78)
Net unrealized appreciation (depreciation) of investments and foreign currencies	8,271,826	18,497,540	(131,364)	2,740,070	—	—

Net increase in net assets resulting from operations	45,511,470	34,121,544	2,144,592	1,987,387	536,406	523,301
Distributions to shareholders
Distributions from ordinary income	(428,183)	(515,627)	—	—	(536,129)	(523,637)
Capital share transactions
Change in net assets resulting from capital share transactions (a)	67,447,306	30,235,952	(1,961,394)	(1,270,866)	(11,927)	1,639,379
Redemption fees	137,633	152,274	1,767	884	—	—

Increase (decrease) in net assets resulting from capital share transactions	67,584,939	30,388,226	(1,959,627)	(1,269,982)	(11,927)	1,639,379

Total change in net assets	112,668,226	63,994,143	184,965	717,405	(11,650)	1,639,043
Net assets
Beginning of year	138,725,859	74,731,716	17,148,861	16,431,456	14,527,883	12,888,840

End of year (b)	$251,394,085	$138,725,859	$17,333,826	$17,148,861	$14,516,233	$14,527,883

(a) Capital share transactions were as follows:
Value
Shares sold	$184,044,970	$116,084,072	$821,189	$2,150,044	$23,573,730	$10,012,537
Shares issued and reinvestment of distributions	385,333	465,044	—	—	527,201	497,139
Shares redeemed	(116,982,997)	(86,313,164)	(2,782,583)	(3,420,910)	(24,112,858)	(8,870,297)

Net increase (decrease)	$67,447,306	$30,235,952	$(1,961,394)	$(1,270,866)	$(11,927)	$1,639,379

Number
Shares sold	36,048,415	29,202,982	48,234	140,860	23,573,730	10,012,537
Shares issued and reinvestment of distributions	67,359	108,910	—	—	527,201	497,139
Shares redeemed	(23,895,005)	(21,961,196)	(166,363)	(226,244)	(24,112,858)	(8,870,297)

Net increase (decrease)	12,220,769	7,350,696	(118,129)	(85,384)	(11,927)	1,639,379

(b) End of year net assets include undistributed net investment income (loss)	$(2,626,520)	$(1,504,530)	$(266)	$—	$252	$302

See notes to financial statements.

Statements of Cash Flows

For the Year Ended December 31, 2007	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Cash flows from operating activities
Net increase in net assets resulting from operations	$45,511,470	$2,144,592	$536,406
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of long term investments	(317,586,795)	(6,808,624)	—
Proceeds from sales of long term investments	264,645,289	9,725,773	—
Net realized gain on sales of investments and foreign currencies	(40,287,946)	(2,749,314)	(327)
Proceeds from short sale of investments	20,052,422	—	—
Buy to cover investments held short	(18,851,259)	—	—
Unrealized (appreciation) depreciation of investments and foreign currencies	(8,271,826)	131,364	—
Net (purchases) sales of short term investments	(1,730,037)	(266)	11,764
Decrease in receivable for investments sold	998,467	—	—
Increase (decrease) in other assets and liabilities	162,569	(15,560)	4,254
Increase in payable for investments purchased	—	1,060,421	—

Net cash (used in) provided by operating activities	(55,357,646)	3,488,386	552,097

Cash flows from financing activities
Repayment of bank credit facility	(11,265,258)	(1,260,360)	—
Net shares sold (redeemed)	66,665,982	(2,228,026)	(539,128)
Cash distributions paid	(42,850)	—	(9,752)

Net cash provided by (used in) financing activities	55,357,874	(3,488,386)	(548,880)

Net increase in cash	228	—	3,217
Cash
Beginning of year	88	—	400,136

End of year	$316	$—	$403,353

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,021,833	$146,351	$708
Non-cash financing activities not included herein consisted of reinvestment of distributions	$385,333	$—	$527,201

See notes to financial statements.

Notes to Financial Statements

December 31, 2007

1 Organization, Investment Objectives, and Summary of Significant Accounting Policies

The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended (the “Act”), as open end management investment companies. Midas Fund’s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources and (2) gold, silver, and platinum bullion. Midas Special Fund’s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in all types of securities, futures, and options. Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation - With respect to security valuation, except for Midas Dollar Reserves, securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NASDAQ, and foreign securities are valued at the mean between the current bid and asked prices. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Open end investment companies that are not traded on an exchange are valued at their net asset value. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith under the direction of and pursuant to procedures established by the Fund’s Board of Directors.

Midas Dollar Reserves values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

Foreign Currency Translation - Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on the sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Foreign Currency Contracts - Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Futures Contracts - Midas Fund and Midas Special Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund provides the broker an amount of cash or securities at least equal to a certain percentage of the contract amount. This is known as “initial margin.” Subsequent payments (“variation margin”) are credited to or debited from the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation or depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in futures could have a large impact on a Fund’s performance.

Notes to Financial Statements

CONTINUED

Short Sales - Midas Fund and Midas Special Fund may sell a security it does not own in anticipation of a decline in the market value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Investment in Affiliated Money Market Fund - Midas Fund and Midas Special Fund invest daily available cash balances in Midas Dollar Reserves. As a shareholder, each investing Fund is subject to its proportional share of Midas Dollar Reserves expenses, including its management and distribution fees. Midas Management Corporation (the “Investment Manager”) and Investor Service Center, Inc. (the “Distributor”) voluntarily reimburse management and distribution fees, respectively, due from Midas Dollar Reserves. These voluntary reimbursements may be terminated at any time. Should the Distributor no longer voluntarily waive its Midas Dollar Reserves distribution fee, the Investment Manager will waive a sufficient amount of its investing Fund management fee to offset the cost of such distribution fee.

Security Transactions - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses - Estimated expenses are accrued daily. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliates serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex can otherwise be made fairly.

Expense Reduction Arrangement - Through arrangements with the Funds’ custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, by $6,939 and $3,787, respectively, during the year ended December 31, 2007.

Distributions - Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Income Taxes - No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Redemption Fees - Midas Fund and Midas Special Fund impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

Use of Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of

Notes to Financial Statements

CONTINUED

assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications - The Funds indemnify officers and directors for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

2 Fees and Transactions with Related Parties

Under the investment management agreement of Midas Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. Under the investment management agreement of Midas Special Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $68,436 for the year ended December 31, 2007.

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under each plan, each Fund pays the Distributor, an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) or 1.00% (Midas Special Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. For Midas Dollar Reserves, the Distributor voluntarily waived $34,218 of its distribution fee for the year ended December 31, 2007.

Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Distributor. Pursuant to the investment management agreements, the Funds reimburse the Investment Manager for providing certain administrative services at cost comprised of compliance and accounting services. For the year ended December 31, 2007, the Funds incurred total administrative costs of $179,965 comprised of $92,825 and $87,140 for compliance and accounting services, respectively. In addition, Midas Fund, Midas Special Fund, and Midas Dollar Reserves each reimbursed the Distributor $145,215, $1,857, and $5, respectively, for payments made to certain brokers for record keeping services for the year ended December 31, 2007.

3 Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds for the years ended December 31, 2007 and 2006 are summarized as follows:

	Midas Fund		Midas Dollar Reserves
	2007	2006	2007	2006
Distributions paid from ordinary income	$428,183	$515,627	$536,129	$523,637

There were no distributions paid by Midas Special Fund during the years ended December 31, 2007 and 2006.

Notes to Financial Statements

CONTINUED

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Accumulated undistributed net investment income	$714,438	$—	$252
Accumulated net realized loss on investments	(79,364,655)	(5,480,327)	(218)
Capital loss carryover limitation	(157,245)	(131,565)	—
Post-October losses	—	(268,876)	—
Unrealized appreciation	49,459,896	5,888,674	—

	$(29,347,566)	$7,906	$34

Federal income tax regulations permit post October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the Passive Foreign Investment Company (“PFIC”) mark to market adjustments and deficiency dividends. Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2007, permanent differences between book and tax accounting have been reclassified to paid-in capital as follows:

	Midas Fund	Midas Special Fund
Increase (decrease) in:
Accumulated undistributed net investment loss	$2,354,496	$473,092
Accumulated net realized loss on investments	38,451,233	266
Paid-in capital	(40,805,729)	(473,358)

At December 31, 2007, Midas Fund had net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $79,364,655, of which $72,484,629, $6,800,444, and $79,582 expire in 2008, 2009, and 2010, respectively. A capital loss carryover of $157,245 related to the acquisition of the Midas Gold Investors Fund in November 2001 is remaining to be recognized over 2008.

At December 31, 2007, Midas Special Fund had net capital loss carryovers that may be used to offset future realized gains for federal income tax purposes of $5,480,327, of which $3,316,069, $1,823,745, and $340,513 expire in 2009, 2011, and 2014, respectively. A capital loss carryover of $131,565 related to the acquisition of the Midas U.S. and Overseas Fund in November 2001 is remaining to be recognized over 2008.

At December 31, 2007, Midas Dollar Reserves had net capital loss carryovers that may be used to offset future realized gains for federal income tax purposes of $218 which expire in 2014.

4 Securities Transactions

At December 31, 2007, aggregate cost and unrealized appreciation of securities for federal income tax purposes were as follows:

	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Midas Fund	$203,500,261	$53,868,864	$(6,345,539)	$47,523,325
Midas Special Fund	$14,188,101	$6,770,668	$(881,993)	$5,888,675

The cost of investments is the same for financial reporting and federal income tax purposes for Midas Dollar Reserves.

Notes to Financial Statements

CONTINUED

Purchases and sales of securities, excluding short sale transactions and short term investments, for the year ended December 31, 2007 were as follows:

	Midas Fund	Midas Special Fund
Purchase of investment securities	$317,586,795	$6,808,624
Proceeds from the sale of investment securities	$264,672,150	$9,708,935

5 Affiliated Issuers

The term affiliate, as defined under the Act, includes companies in which there is a direct or indirect (a) ownership of, control of, or voting power over 5% or more of the outstanding voting shares or (b) control of or common control under, another company or persons. Transactions with affiliates for the year ended December 31, 2007 were as follows:

Midas Fund

	Number of Shares Held				Value December 31, 2007	Dividend Income	Realized Gains/ (Losses)
Name of Issuer	December 31, 2006	Gross Additions	Gross Reductions	December 31, 2007
Golden Cycle Gold Corp.	1,964,500	—	—	1,964,500	$20,037,900	$—	$—
Midas Dollar Reserves, Inc.	—	2,095,591	7,076	2,088,515	$2,088,515	$1,299	$—

Midas Special Fund

	Number of Shares Held				Value December 31, 2007	Dividend Income	Realized Gains/ (Losses)
Name of Issuer	December 31, 2006	Gross Additions	Gross Reductions	December 31, 2007
Midas Dollar Reserves, Inc.	—	1,398,843	1,398,843	—	$—	$883	$—

6 Bank Credit Facilities

The Funds (except Midas Dollar Reserves), Global Income Fund, Inc., and Foxby Corp. (the “Borrowers”) have entered into a committed secured line of credit facility with State Street Bank and Trust Company (“Bank”) the Funds’ custodian. Global Income Fund, Inc. and Foxby Corp. are closed end investment companies advised by CEF Advisers, Inc., an affiliate of the Investment Manager. The aggregate amount of the credit facility is $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $25,000,000, the maximum amount permitted pursuant to each Borrower’s prospectus, or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year.

The Funds have also entered into an uncommitted secured redemption facility with the Bank with an aggregate amount available of $25,000,000 which was increased from $10,000,000 effective April 27, 2007. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. This facility carries no legal obligation on the part of the Bank to lend any amount of money to the Funds at any time and the Funds do not pay a commitment fee under this facility. The Bank may make revolving loans to a Fund not to exceed in the aggregate outstanding at any time with respect to any one Fund the least of $25,000,000, the maximum amount permitted pursuant to the Borrower’s prospectus, or as permitted under the Act. All loans under this facility will be available at the overnight Federal Funds rate in effect from time to time plus a spread to be determined at the time of borrowing, calculated on the basis of actual days elapsed for a 360 day year.

Notes to Financial Statements

CONTINUED

The outstanding loan balance and the market value of eligible collateral investments at December 31, 2007, and the weighted average interest rate and average daily amount outstanding under the committed and uncommitted facilities for the year ended December 31, 2007 were as follows:

	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Outstanding balance	$—	$1,601,183	$—
Value of eligible collateral	$—	$10,510,434	$—
Average daily amount outstanding	$17,951,349	$2,345,319	$10,591
Weighted average interest rate	5.92%	5.99%	5.96%

7 Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Funds ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

8 Recently Issued Accounting Standards

The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, Accounting for Income Taxes” (“FIN 48”) on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires an evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax position not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal, state, and local income tax returns for all open tax years (tax years ended December 31, 2004-2007) and has concluded that no provision from income tax is required in the Fund’s financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157defines fair value, establishes a framework for measuring fair value, and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FAS 157.

Financial Highlights- Midas Fund

	Years Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$4.29	$2.99	$2.14	$2.20	$1.53

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.08)	(0.05)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.44	1.39	0.90	(0.01)	0.69

Total from investment operations	1.36	1.31	0.85	(0.06)	0.67

Paid-in capital from redemption fees	— *	0.01	— *	— *	— *

Less distributions:
Dividends from net investment income	(0.01)	(0.02)	—	—	—

Total distributions	(0.01)	(0.02)	—	—	—

Net asset value, end of period	$5.64	$4.29	$2.99	$2.14	$2.20

Total Return	31.70%	44.02%	39.72%	(2.72)%	43.79%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$251,394	$138,726	$74,732	$56,770	$67,123
Ratio of total expenses to average net assets	2.43%	2.39%	2.79%	2.58%	2.44%
Ratio of net expenses to average net assets	2.43%	2.38%	2.78%	2.58%	2.44%
Ratio of net expenses excluding loan interest and fees to average net assets	1.87%	1.96%	2.44%	2.39%	2.27%
Ratio of net investment loss to average net assets	(1.58)%	(1.96)%	(2.39)%	(2.40)%	(1.28)%
Portfolio turnover rate	126%	118%	63%	34%	54%

*	Less than $.01 per share.

Average shares outstanding during the period are used to calculate per share data.

Financial Highlights- Midas Special Fund

	Years Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$16.74	$14.80	$14.98	$13.54	$12.91

Income (loss) from investment operations:
Net investment loss	(0.50)	(0.35)	(0.32)	(0.26)	(0.12)
Net realized and unrealized gain (loss) on investments	2.89	2.29	0.14	1.70	0.75

Total from investment operations	2.39	1.94	(0.18)	1.44	0.63

Paid-in capital from redemption fees*	—	—	—	—	—

Net asset value, end of period	$19.13	$16.74	$14.80	$14.98	$13.54

Total Return	14.28%	13.11%	(1.20)%	10.63%	4.88%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$17,334	$17,149	$16,431	$18,110	$18,044
Ratio of total expenses to average net assets	4.06%	3.89%	4.03%	3.49%	3.67%
Ratio of net expenses to average net assets	4.06%	3.88%	4.03%	3.49%	3.67%
Ratio of net expenses excluding loan interest and fees to average net assets	3.22%	3.39%	3.83%	3.39%	3.47%
Ratio of net investment loss to average net assets	(2.85)%	(2.32)%	(2.15)%	(1.82)%	(0.99)%
Portfolio turnover rate	36%	73%	118%	9%	29%

*	Less than $.01 per share.

Average shares outstanding during the period are used to calculate per share data.

Financial Highlights- Midas Dollar Reserves

	Years Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	.039	.039	.016	.003	.002

Less distributions:
Dividends from net investment income	(.039)	(.039)	(.016)	(.003)	(.002)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	4.00%	3.88%	1.61%	0.29%	0.15%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$14,516	$14,528	$12,889	$15,543	$18,638
Ratio of total expenses to average net assets	1.91%	1.83%	2.34%	1.97%	1.75%
Ratio of net expenses to average net assets	1.15%	1.08%	1.59%	1.12%	0.99%
Ratio of net investment income to average net assets	3.92%	3.87%	1.58%	0.24%	0.16%

Performance Graphs/Total Returns

(Unaudited)

Results of $10,000 Investment

January 1, 1998 through December 31, 2007

The performance graphs show returns of an initial investment of $10,000 in Midas Fund and Midas Special Fund from 1/1/98 to 12/31/07. Midas Special Fund is compared to the Russell 2000 and the S&P 500. Midas Fund is compared to the S&P 500 and the Morningstar Specialty Fund-Precious Metals Average (“PMA”) of 67 funds, 29 of which have been in existence since 1998. Results in each case reflect reinvestment of dividends and distributions. The Russell 2000, a small company index, and the S&P 500, a broad equity index, are unmanaged and fully invested in common stocks. Midas Special Fund invests in common stocks and may also leverage and own fixed income securities, options, and futures. Midas Fund invests primarily in securities of companies involved in mining, processing or dealing in precious metals or other resources, may use leverage and futures, and may invest in fixed income securities for temporary defensive purposes and other securities. Past performance is not predictive of future performance.

Fund Name	$ Final Value	% Aggregate Total Return*	% Avg. Annual Return*
Midas Fund	$26,877	168.77%	10.39%
Midas Special Fund	$9,343	(6.57)%	(0.68)%
PMA	$46,227	362.27%	16.54%
Russell 2000	$19,824	98.24%	7.08%
S&P 500	$17,756	77.56%	5.91%

	Average Annual Total Return for the Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Midas Fund	31.70%	29.96%	10.39%
Midas Special Fund	14.28%	8.18%	(0.68)%

*	The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

About Your Fund’s Expenses

(Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, SARSEP, and SIMPLE-IRAs), and certain other retirement accounts.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Analysis Tables

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007-December 31, 2007 (a)
Midas Fund
Actual	$1,000.00	$1,316.98	$14.19
Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	$12.33

(a)	Expenses are equal to the Fund’s annualized expense ratio of 2.43%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007-December 31, 2007(b)
Midas Special Fund
Actual	$1,000.00	$1,142.77	$21.93
Hypothetical (5% return before expenses)	$1,000.00	$1,004.74	$20.52

(b)	Expenses are equal to the Fund’s annualized expense ratio of 4.06%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007-December 31, 2007(c)
Midas Dollar Reserves
Actual	$1,000.00	$1,039.32	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

(c)	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Additional Information

Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ quarterly reports on Form N-Q are also available on the Funds’ website at www.MidasFunds.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website www.MidasFunds.com.

Directors of the Funds

Independent Directors

Name, Address, Date of Birth	Director Since	Funds Overseen	Principal Occupation, Business Experience for Past Five Years	Other Directorships Held*

Bruce B. Huber CLU, ChFC, SFS. 11 Hanover Square, New York, NY 10005. Born February 7, 1930.	1995 (Midas Fund) 1986 (Special Fund) 1981 (Dollar Reserves)	5

Retire. He is a former Financial

Representative with New
England Financial, specializing
in financial, estate and
insurance matters. He is a
member of the Board, emeritus,
of the Millbrook School, and
Chairman of the Endowment
Board of the Community
YMCA of Red Bank, NJ.

				None

James E. Hunt 11 Hanover Square, New York, NY 10005. Born December 14, 1930.	1995 (Midas Fund) 1986 (Special Fund) 1980 (Dollar Reserves)	5	Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	None

Peter K. Werner 11 Hanover Square, New York, NY 10005. Born August 16, 1959.	2004 (All Funds)	5

Since 1996, he has taught, directed and coached many programs at The Governor’s Academy, of Byfield MA. Currently, he serves as chair of the History Department.

Previously, he held the position of Vice President of in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.

				None

Interested Directors

Name, Address, Date of Birth	Director Since	Funds Overseen	Principal Occupation, Business Experience for Past Five Years	Other Directorships Held*

Robert D. Anderson** Director and Vice Chairman. 11 Hanover Square, New York, NY 10005. Born December 7, 1929.	2002 (Midas Fund) 1986 (Special Fund) 1980 (Dollar Reserves)	3	Since 1988, Vice Chairman of
the Investment Manager and its
affiliates. Other capacities since
1974. A former member of the
District #12, District Business
Conduct and Investment
Company Committees of the
			NASD.	None

Thomas B. Winmill, Esq.** Chief Executive Officer, President, and General Counsel. 11 Hanover Square, New York, NY 10005. Born June 25, 1959.	1995 (Midas Fund) 1997 (Special Fund) 1993 (Dollar Reserves)	5	Since 1999, President of the
Investment Manager and the
Distributor, and of their
affiliates. He is Chairman of the
Investment Policy Committee
(“IPC”) of the Investment
Manager. Other capacities since
1988. He is a member of the
New York State Bar. He is the
			son of Bassett S. Winmill.	None

*	Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act.

**	Robert D. Anderson and Thomas B. Winmill are “interested persons” of the Funds as defined by the Investment Company Act, because of their positions with the Investment Manager.

Officers of the Funds

Name, Date of Birth	Title and Officer Since	Principal Occupation, Business Experience for Past Five Years
Thomas B. Winmill, Esq. June 25, 1959.	Chief Executive Officer, President, and General Counsel since 1999. Other capacities since 1988.	See biographical information on previous page.

Robert D. Anderson December 7, 1929.	Vice Chairman since 1985. Other capacities since 1974.	See biographical information on previous page.

Bassett S. Winmill February 10, 1930.	Chief Investment Strategist Manager since 1999. Other capacities since 1974.	Chief Investment Strategist of the Investment
Manager and the Chairman of the Board of
the Investment Manager’s parent and it’s
affiliates, and of one investment company in
the Investment Company Complex. He is a
member of the IPC and the New York
Society of Security Analysts, the Association
for Investment Management and Research,
and the International Society of Financial
Analysts. He is the father of Thomas B.
Winmill.

Thomas O’Malley July 22, 1958.	CAO, CFO, Treasurer and Vice President since 2005.	Chief Accounting Officer, Chief Financial
Officer, Treasurer and Vice President since
2005. He also is Chief Accounting Officer,
Chief Financial Officer, Treasurer and Vice
President of the Investment Company
Complex, the Investment Manager, and WCI.
Previously, he served as Assistant Controller
of Reich & Tang Asset Management, LLC,
Reich & Tang Services, Inc., and Reich &
Tang Distributors, Inc. He is a certified
public accountant.

Heidi Keating March 28, 1959.	Vice President since 1988. Other capacities since 1978.	Vice President of the Investment Manager since 1988. Other capacities since 1978.

John F. Ramirez April 29, 1977.	Chief Compliance Officer, Vice President, and Secretary since 2005. Other capacities since 2000.	CCO, VP, and Secretary since 2005. He is
also CCO, VP and Secretary of the
Investment Company Complex, the
Investment Manager, and WCI. He
previously served as Compliance
Administrator and Assistant Secretary of the
Investment Company Complex, the
Investment Manager, and WCI. He is a
member of the Society of Corporate
Secretaries and Governance Professionals and
the CCO Committee and the Compliance
Advisory Committee of the Investment
Company Institute.

Midas in the News

TIP SHEET:

Winmill Works Midas Touch With

Metals-Focused Fund

By Andrea Hotter of DOW JONES NEWSWIRES

3 December 2007 15:00

LONDON (Dow Jones)—Thomas Winmill may not claim to have the Midas touch, but his fund hopes to turn its investors’ money into gold.

The independently owned Midas Fund was acquired by Winmill & Co. in 1995 and is predominantly invested in precious metals equities, with the remainder in other resource equities. Up 29.6% this year through Friday and nearly sevenfold since Winmill became portfolio manager in January 2002, the fund’s weighting in precious metals is now 84%, although that percentage varies and has been under 50% at times. Year-to-date, the fund is 12 percentage points higher than its MSCI EAFE benchmark.

Winmill, who manages New York-based Midas Fund, aims to target stocks that “touch on resources or offer a hedge against inflation.” The selection could include companies such as Tiffany & Co. (TIF) or gold producers such as Lihir Gold Ltd. (LIHR).

“As long as a company is active in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, then we’ll take at look at the securities,” Winmill said.

The fund has $260 million in assets under management, and its top 10 holdings make up about 40% of the total. Minimum investment is $1,000.

But Winmill, a lawyer by background, isn’t fanatical about gold in the way some investors are.

“Gold bugs make the market inefficient - they invest with their hearts, not their minds,” he said. Adopting instead a fundamental, investment analysis approach to his picks, Winmill aims to use gold “as a tool to obtain capital appreciation.”

His interest isn’t in investing in gold through bullion -“future price movements aren’t easy to predict,” he said - but in finding stocks where growth prospects can be more accurately plotted out. Winmill said the fund hasn’t owned gold in eight or nine years as bullion doesn’t give any operating leverage.

“We approach mining companies as potential growth companies,” he said. “We don’t try to project where gold prices are going - the focus is instead on finding the stocks of companies with quality people, exciting projects and attractive pricing.”

And these are the three factors around which Midas makes its stock picks. Winmill said the fund looks for quality people with a track record, projects with good potential, and shares priced to offer value relative to discounted cash flow. “This gives us the advantage over those investing emotionally,” he said.

One of his top picks is Agnico-Eagle Mines Ltd. (AEM), although he said the stock is “at the high end of pricing right now,” meaning Winmill won’t be adding more of the company to the fund’s portfolio.

Winmill says Agnico-Eagle has excellent management, potential for its production to grow more than fivefold by 2011, and a good dividend payment program. Also attractive he said is its “focus on finding precious metals projects in politically safe areas like Canada, U.S., Mexico and Scandi-navia.” Similarly, Lihir Gold has a “very healthy growth profile” and meets the investment criteria with acceptable political risk, he added.

Midas also invests in companies focused on natural resources such as iron, aluminum and copper, strategic metals like uranium and titanium, and hydrocarbons such as coal, oil and natural gas. The fund also looks at chemicals, forest products, real estate, food products and other basic commodities.

At present, gold prices are at near-record highs, with the credit crunch having helped kick-start a flight to safety by investors. Industrial metals, in contrast, have been suffering amid fears of contracting global growth.

According to Winmill, falling U.S. interest rates should have two strong, and positive, effects on U.S.-based gold mining projects.

First, lower U.S. rates will normally send the dollar lower. “Then companies will look for resources in places with U.S. dollar costs,” he said. Second, as U.S. interest rates fall, “financing costs will decline as will the discount rates used to evaluate cash flow from mining projects.”

It should get easier to raise finances as rates come down, Winmill said. “There’s an enormous amount of liquidity out there, and plenty of demand; projects will get done,” he said.

(Andrea Hotter, a news editor, covers commodities for Europe, Africa and the Middle East from London for Dow Jones Newswires.)Reprinted by permission of Dow Jones Newswires, © 2007 Dow Jones & Company, Inc. All Rights Reserved Worldwide. License no. 1886610206224

Midas Funds Online

MIDAS FUNDS
Discovering Opportunities

THE MIDAS TOUCH
ACCOUNT ACCESS

The Midas Funds website, at www.MidasFunds.com, has the most current information about the Funds. You can find daily net asset values, information on Fund investments and strategies, current shareholder reports, applications and forms, plus much more.

Here you can get an application to invest in the Midas Funds. This form allows you to type in your information, print, sign and mail. It's that easy.
Access your account online with The Midas Touch.
Get all information about Midas Fund, including daily net asset value, London and New York gold prices, and a video of portfolio manager, Tom Winmill.
Examine daily net asset value, ratings and other information about Midas Special Fund.
Information about Midas Dollar Reserves, a money market fund that offers free check writing. Also includes 7-day yield, and other useful information.
All about IRAs — a wealth of information on Traditional and Roth IRAs, self-employed, small business and 403(b)(7) retirement plans, and education savings accounts.
Find all applications and forms here, including corporate and trust applications, IRA transfer, auto-investing and distribution forms.
Have a question about the Midas Funds? Find the answer here.
A look at the fees and expenses you may pay if you buy and hold shares of the Funds.
Commentaries on the quarterly strategies of the three Midas Funds.
A monthly look at the top ten holdings of each Fund, and percentage of assets.
Midas Funds in the news.
All shareholder reports are here, including the prospectus and annual and semi-annual reports.
Includes third-party reports on the Midas Funds, IRA information, and links of interest.
Contact information for the Funds, and shareholder account access information.
Midas Funds Application
Midas Fund
Midas Special Fund
Midas Dollar Reserves
IRAs / Education Accounts
Applications and Forms
Frequently Asked Questions
Fees & Expenses
Commentary
Top Ten Holdings
In the News
Fund Information
Investor Education
Contact Us
Thomas B. Winmill
President, Midas Funds
About Midas Funds:
Midas Fund - gold mutual fund
Midas Dollar Reserves money market fund
Net Asset Values as of February 15, 2008
Midas Fund
Midas Special Fund
Midas Dollar Reserves
IRA ALERT
MIDAS FUND ANNOUNCES A DISTRIBUTION -- click here
Fund Information
Prospectus
NEWS:

MIDAS FUNDS REGULAR ACCOUNT APPLICATION

INSTRUCTIONS

1.	Registration. If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2.	Mailing and E-mail Addresses, Telephone Number, and Citizenship. If you are a non-U.S. citizen residing in the U.S., in addition to your Application, you will be required to attach a Form W-8 BEN which can be obtained by from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including Custodian’s physical address.

3.	Choose Fund(s) and Amount Invested. Indicate the Fund(s) in which you are opening an account. The opening minimum is $1,000 per Fund ($100 for Midas Automatic Investment Programs – see Section 7 of the Application) and the minimum subsequent investment is $100.

4.	Distributions. Your dividends and distributions will be reinvested in additional shares of the Fund(s) unless you instruct Midas otherwise.

5.	Shareholder Communications. Check the method of shareholder communications you would prefer (electronic, paper copies, or both). Electronic communications will be sent to the e-mail address provided in Section 2.

6.	Signature Card for Check Writing Privilege with Midas Dollar Reserves Accounts. Upon request, you may establish free, unlimited check writing privileges, with a $250 minimum per check, from your Midas Dollar Reserves account. Free personalized checks will be mailed to you within two weeks after you receive confirmation of your investment in Midas Dollar Reserves unless additional documentation is required. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment.

7.

Midas Funds Bank Transfer Plan/The Midas Touch®. With the Bank Transfer Plan (BTP), you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the BTP is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the frequency, and when you’d like to start your automatic investing.

All shareholders can access their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch® can you manage your account by purchasing or redeeming Fund shares using Electronic Funds Transfer, initiate Fund to Fund transfers between the three Midas Funds, and perform transactions through a Shareholder Services Representative.

To access these features, please indicate your bank routing and account numbers or attach a voided check.

8.	Signature and Certification to Avoid Backup Withholding. After reading this section, please sign and date the Account Application.

Send By Mail. Mail your completed application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted. You will be charged a fee for any check that does not clear.

Send By Wire. Complete the attached Application, noting the name of the bank sending the wire and the amount to be wired, and fax it to 1-317-266-8756, Attn: Midas Funds. Then call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., Eastern Time, on business days to speak with a Shareholder Services Representative, who will then assign a Fund account number and give you wiring address information. You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Finally, send the wire with your account number and name(s) specified in the wire as they are to appear on the account registration.

If you need any assistance in completing the Account Application, please call a Shareholder Services Representative at 1-800-400-MIDAS (6432)

between the hours of 8 a.m. and 6 p.m., Eastern Time.

Use this Application to open a regular Midas account. Mail your completed Application and check payable to Midas Funds to: Midas Funds, Box 6110, Indianapolis, IN 46206-6110

IMPORTANT: In compliance with the USA Patriot Act, Federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1.	Registration (Please Type or Print) For assistance with this Application, please call 1-800-400-MIDAS (6432), 8 a.m.- 6 p.m.,Eastern Time.

Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐
First Name	Middle Initial	Last Name	Social Security #	Date of Birth

Gift/Transfer to a Minor:
Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

Minor’s Address (if different than Custodian Address)	City	State / Zip

2.	Mailing and E-mail Addresses, Telephone Number, and Citizenship

Street	City	State / Zip	Daytime Telephone

	Citizen of ☐ U.S. ☐ Other:	Citizen of ☐ U.S. ☐ Other:
E-mail address	Owner (If other, attach IRS Form W-8)	Joint Owner	(If other, attach IRS Form W-8)
PLEASE TELL US HOW
YOU HEARD ABOUT MIDAS:

3.	Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest ($100 or more each month through the Midas Automatic Investment Program (see Section 7).

Midas Fund		Midas Special Fund		Midas Dollar Reserves		TOTAL
$	+	$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders will not be accepted.

By Wire:     Please fax your completed Application to 1-317-266-8756 with the name of your bank and amount to be wired before making an initial investment by wire Then call 1-800-400-MIDAS (6432) for an Account Number and wiring address. Enter the information below and mail.

Please indicate the assigned account number and the date the wire was sent

4	Distributions If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐  Automatic Compounding Option Dividends and distributions reinvested in additional shares.

☐  Payment Option    ☐  Dividends in cash, distributions reinvested.  ☐  Dividends and distributions in cash.

5	Shareholder Communications I prefer Midas Funds to provide shareholder communications:

☐  Electronically (e-mail/online)             ☐  Via paper (U.S. Mail)

I understand that I may discontinue and/or choose another method of shareholder communications at any time. Electronic communications will be sent to the e-mail address provided in Section 2.

6.	Signature Card for Check Writing Privilege with Midas Dollar Reserves

I am investing in Midas Dollar Reserves, a high quality money market fund, and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement below. Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following box is checked  ☐.

Signature	Signature of Joint Owner (if any)
Print Name	Print Name of Joint Owner (if any)

Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing above. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the “Depositor(s)”) and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank’s charges relating to this checking arrangement. The Depositor(s) agrees: to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

7.	Midas Shareholder Services (please check the appropriate box)

☐	Bank Transfer Plan Automatically purchase shares of the Fund named below each month by transferring the total amount specified from my regular checking account, NOW account, or bank money market account each month.

Fund Name : _______________________________________

Amount ($100 minimum): $ ___________________________	Starting (date) _________________________________

☐	The Midas Touch® Enjoy enhanced account access to initiate and perform transactions online or by telephone.

You may decline redemptions by telephone by checking this box.  ☐    You will still enjoy enhanced online privileges.

To register for the Midas Bank Transfer Plan or The Midas Touch® , add your bank routing and account numbers, or tape a voided check, below.

Add Bank Routing Number	Add Bank Account Number

For information on the Midas Salary Investing Plan or the Midas Government Direct Deposit Plan, please call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., Eastern Time, on business days to speak with a Shareholder Services Representative.

8.	Signature and Certification to Avoid Backup Withholding

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.

I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian	Date	Signature of Joint Owner (if any)	Date
The application must be signed and completed for all authorized signers.

Midas Funds offers

- Regular Accounts
- IRA Retirement Accounts, including Traditional, Roth, Self-Employed and Small Business (SEP, SIMPLE), and 403(b)
- Education Savings Accounts
- Electronic Funds Transfers
- Automatic Investment Program

Only $1,000 minimum to open any Midas Funds account, with subsequent minimum investments of $100.
There is NO FEE to open an account.
Or join our Automatic Investment Program, and open an account for $100 a month.

THE MIDAS TOUCH® ACCOUNT ACCESS

With *The Midas Touch*®, you enjoy enhanced access at any time, day or night, online or by telephone, to

- Monitor your investments
- Retrieve your account history
- Review recent transactions
- Obtain closing market information and Fund closing prices
- Check your account balances and account activity
- Obtain prospectuses, shareholder reports and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing
- Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account
- Initiate account transactions, such as Fund to Fund transfers, among the three Midas Funds
- Perform transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m., Eastern Time

1-800-400-MIDAS (6432) for Investment Information

Access Midas Funds at **www.MidasFunds.com**.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Investor Service Center, Inc., Distributor.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be found on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2007 - $18,000
2006 - $18,000

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT RELATED FEES

2007 - $1,500
2006 - $1,000

Audit related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2007 - $3,500
2006 - $3,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2007 - N/A 2006 - N/A

(e)	(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $23,500 and $23,500, respectively.

(h)	The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

        There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 10, 2008	Midas Special Fund, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

March 10, 2008	Midas Special Fund, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 10, 2008	Midas Special Fund, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

March 10, 2008	Midas Special Fund, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer